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                                                                   EXHIBIT 10.6

                              PLEDGE AGREEMENT


                  PLEDGE AGREEMENT (this "Agreement"), dated as of June 30,
                                          ---------
2003, made by Applied Digital Solutions, Inc., a Missouri corporation (the "Pledgor"), in favor of the investors set forth on the Collateral Schedule
 -------
attached hereto, each in its capacity as agent with respect to the collateral pledged to it hereunder (each, a "Pledgee" only with respect to
                                             -------
the collateral pledged to it hereunder, and collectively, the "Pledgees").
                                                               --------

                  WHEREAS:

                  A. The Pledgor and the Pledgees are parties to a Securities Purchase Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Securities Purchase Agreement");
                                           -----------------------------

                  B. Pursuant to the Securities Purchase Agreement, the Pledgees, severally but not jointly, have agreed to purchase certain 8.5% Convertible Exchangeable Debentures (the "Debentures") from the Pledgor,
                                          ----------
which, among other things, are exchangeable by each Pledgee for up to an aggregate number of shares (collectively, the "DOC Shares") of the common
                                               ----------
stock, par value $.005 per share, of Digital Angel Corporation ("DOC"), set
                                                                 ---
forth opposite such Pledgee's name on the Collateral Schedule attached hereto; and

                  C. It is a condition precedent to the purchase of the Debentures by the Pledgees pursuant to the Securities Purchase Agreement that the Pledgor shall have executed and delivered to the Pledgees a pledge agreement providing for the pledge to the Pledgees of, and the grant to the Pledgees of a security interest in the DOC Shares pledged to each Pledgee as specified in the Collateral Schedule (the "Pledged Shares");
                                           --------------

                  NOW, THEREFORE, in consideration of the premises and the agreements herein contained and in order to induce the Pledgees to enter into the Securities Purchase Agreement, the Pledgor hereby agrees with the Pledgees as follows:

                  SECTION 1. Definitions. All terms used in this Agreement
                             -----------
which are defined in the Securities Purchase Agreement or in Article 8 or
Article 9 of the Uniform Commercial Code (the "UCC") currently in effect in
                                               ---
the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the UCC as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

                  SECTION 2. Pledge and Grant of Security Interest. As
                             -------------------------------------
collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to each Pledgee, and grants to each Pledgee a continuing security interest in, the Pledgor's right, title and interest in and to such Pledgee's Pledged Shares, the certificates representing such Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but

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not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares
(collectively, the "Pledged Collateral").
                    ------------------

                  SECTION 3. Security for Obligations. The security interest
                             ------------------------
created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):
                         -----------

                  (a) the prompt payment by the Pledgor to each Pledgee, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of interest, principal and other charges of the Debentures and the other Transaction Documents (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Pledgor whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due to the Pledgees under the Transaction Documents; and

                  (b) the delivery to each Pledgee of its Pledged Shares upon exchange of such Pledgee's Debenture or upon exercise of such Pledgee's Warrants.

                  SECTION 4.  Delivery of the Pledged Collateral.
                              ----------------------------------

                  (a) The Trustee shall continue of hold the Pledged Shares in the name of the Trust for the benefit of the Pledgees pursuant to the Trust Agreement. The Pledgor further agrees to execute such other documents and to take such other actions as any Pledgee deems reasonably necessary or desirable to create and perfect the security interests intended to be created hereunder, to effect the foregoing and to permit such Pledgee to exercise any of its rights and remedies hereunder.

                  (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends or interest payable in cash or in securities or other property,
         (iv) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (v) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, or (vi) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, such stock certificate, promissory note, instrument, option, right, property, payment or distribution constituting Pledged Collateral shall be, and shall forthwith be delivered to the Trustee to hold as, Pledged Collateral and shall, if received by the

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         Pledgor, be received in trust for the benefit of the Pledgees, shall be segregated from the Pledgor's other property and shall be delivered forthwith to the Trustee in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Trustee as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 5. Representations and Warranties. The Pledgor
                             ------------------------------
represents and warrants as follows:

                  (a) The execution, delivery and performance by the Pledgor of this Agreement and the exercise by the Pledgees of any of their rights and remedies in accordance with the terms of this Agreement and applicable securities law will not contravene any law or any contractual restriction binding on or affecting the Pledgor or any of its properties and do not and will not result in or require the creation of any Lien upon or with respect to any of its properties other than pursuant to this Agreement.

                  (b) The Pledgor is and will be at all times the beneficial owner of the Pledged Collateral free and clear of any Lien or option except for the security interest created by this Agreement.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or the exercise by the Pledgees of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally, including the foreclosure procedures sanctioned under the interpretations of the securities laws.

                  (d) This Agreement creates a valid security interest in favor of the Pledgees in the Pledged Collateral, as security for the Obligations. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary to perfect and protect such security interest has been duly taken, except for each Pledgee's having possession of security certificates constituting Pledged Collateral after the date hereof and obtaining control of uncertificated securities and security entitlements constituting Pledged Collateral after the date hereof.

                  SECTION 6. Covenants as to the Pledged Collateral. So long
                             --------------------------------------
as any of the Obligations shall remain outstanding, the Pledgor will, unless Purchasers' Representative shall otherwise consent in writing:

                  (a) keep adequate records concerning the Pledged Collateral and permit each Pledgee or any agents or representatives thereof at any reasonable time and from time to time to examine and make copies of and abstracts from such records;

                  (b) at its expense, promptly deliver to Purchasers' Representative a copy of each notice or other communication received by it in respect of the Pledged Collateral;

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                  (c) at its expense, defend each Pledgee's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that any Pledgee may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, or
         (ii) enable such Pledgee to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral;

                  (e) not sell, assign (by operation of law or otherwise), transfer, exchange or otherwise dispose of any Pledged Collateral or any interest therein;

                  (f) not create or suffer to exist any Lien upon or with respect to any Pledged Collateral except for the security interest created hereby;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant hereto;

                  (h) not take or fail to take any action which would in any manner impair the value or enforceability of each Pledgee's security interest in any Pledged Collateral; and

                  (i) in the event that any Pledgee exercises its rights under any of the Transaction Documents as to any of such Pledgee's Pledged Shares in compliance with applicable securities laws and interpretations thereof, the Pledgor shall cause, at its expense, its legal counsel to issue an opinion (provided that the requisite legal and factual criteria for issuing such an opinion are present in the transaction) addressed to DOC and DOC's transfer agent, providing that such Pledgee's Pledged Shares can be reissued without legends or any other restriction on the transfer thereof.

                  SECTION 7. Voting Rights, Etc. in Respect of the Pledged
                             ----------------------------------------------
Collateral.
----------

                  (a) So long as no Event of Default or event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing:

                           (i) the Pledgor may exercise any and all voting
                  and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of the Transaction Documents; and

                           (ii) each Pledgee will execute and deliver (or
                  cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph Section 7(a)(i) hereof.

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                  (b) Upon the occurrence and during the continuance of an
         Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default:

                           (i) all rights of the Pledgor to exercise the
                  voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested pro rata in the Pledgees which shall thereupon have the sole right to exercise such voting and other consensual rights; and

                           (ii) without limiting the generality of the
                  foregoing, each Pledgee may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of such Pledgee's Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of such Pledgee's Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of DOC, or upon the exercise by DOC of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine.

                  SECTION 8. Additional Provisions Concerning the Pledged
                             --------------------------------------------
Collateral.
----------

                  (a) The Pledgor hereby authorizes each Pledgee to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

                  (b) The Pledgor hereby irrevocably appoints each Pledgee the Pledgor's attorney-in-fact and proxy, with full authority, exercisable only during the existence of an Event of Default, in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in such Pledgee's discretion, to take any action and to execute any instrument which such Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of any of such Pledgee's Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are satisfied in full.

                  (c) If the Pledgor fails to perform any agreement or obligation contained herein, each Pledgee itself may perform, or cause performance of, such agreement or obligation with respect to such Pledgee's Pledged Collateral, and the expenses of such Pledgee incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

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                  SECTION 9. Remedies Upon Default. If any Event of Default
                             ---------------------
shall have occurred and be continuing:

                  (a) The Pledgee may exercise in respect of such Pledgee's Pledged Collateral its rights as a third-party beneficiary under the Trust Agreement.

                  (b) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the applicable Pledgee is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in such Pledgee's Debenture for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by such Pledgee to collect such deficiency.

                  SECTION 10. Indemnity and Expenses.
                              ----------------------

                  (a) The Pledgor agrees to indemnify and hold harmless each Pledgee and all of their respective stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) from and against any and all third-party claims, damages, losses, liabilities, obligations, penalties, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except, as to any such indemnified Person, claims, losses or liabilities resulting solely and directly from such Person's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction and except to the extent that such claims, losses or liabilities result from failure of such indemnified Persons to comply with the securities laws.

                  (b) The Pledgor will pay to each Pledgee upon demand the amount of any and all costs and expenses, including the fees and disbursements of such Pledgee's counsel and of any experts and agents, which such Pledgee may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of such Pledgee's Pledged Collateral, (ii) the exercise or enforcement of any of the rights of such Pledgee hereunder or (iii)the failure by the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. Notices. Whenever notice is required to be
                              -------
given under this Agreement, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.

                  SECTION 12. Security Interest Absolute. To the extent
                              --------------------------
permitted by law, all rights of the Pledgees and the Pledgor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Transaction Document or any other agreement or instrument relating thereto, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations, or (iii) any other

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circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

                  SECTION 13.  Miscellaneous.
                               -------------

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and Purchasers' Representative, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by Purchasers' Representative, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of any Pledgee to exercise, and no delay in exercising, any right hereunder or under any Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Pledgees provided herein and in the Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Pledgees under any Transaction Document against any party thereto are not conditional or contingent on any attempt by a Pledgee to exercise any of its rights under any other document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the satisfaction in full or release of the Obligations and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Pledgees hereunder, to the benefit of the Pledgees and their respective successors, transferees and assigns; provided that no such transfer or assignement shall be valid if it is in violation of applicable securities laws. Without limiting the generality of clause (ii) of the immediately preceding sentence, subject to compliance with the applicable securities laws and applicable provisions of the Transaction Documents, any Pledgee may assign or otherwise transfer all or any portion of the Debentures, and its rights under the Transaction Documents, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Pledgee herein or otherwise unless such benefit is unavailable due to the status of such transferee or otherwise under applicable law. Upon any such permitted assignment or transfer, all references in this Agreement to a Pledgee shall mean the assignee of such Pledgee. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of Purchasers' Representative.

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                  (e) Upon the satisfaction in full of the Obligations, (i)
         this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral, if any shall be remaining, shall revert to the Pledgor, and (ii) the Pledgees will, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of, dealt with or applied pursuant to the terms hereof and of the Transaction Documents and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination. Notwithstanding the foregoing, the Pledged Collateral shall decrease by any shares of DOC Common Stock that have been transferred to Pledgee in connection with an exercise of Warrants or the conversion or payment of interest or the mandatory redemption under the Debentures.

                  (f) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

                          *************************

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                  IN WITNESS WHEREOF, the Pledgor has caused this Pledge
Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                   APPLIED DIGITAL SOLUTIONS, INC.



                                   By: /s/ Scott Silverman
                                      ----------------------------------
                                      Name: Scott Silverman
                                      Title: CEO


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                             COLLATERAL SCHEDULE

                                     TO

                              PLEDGE AGREEMENT


                               Pledged Shares
                               --------------


Name of Pledgee     Number of Pledged Shares     Class     Certificate No(s).
---------------     ------------------------     -----     ------------------


                                             Common Stock


                                             Common Stock


                                             Common Stock


                                             Common Stock


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